UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 3, 2015

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

RealPage, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders on June 3, 2015. A total of 76,654,292 shares were represented in person or by proxy at the 2015 Annual Meeting and the Company’s stockholders took the following actions:

Proposal One: Election of Directors

Stockholders elected each of the two nominees for Class II director to serve for a term of three years to expire at the 2018 Annual Meeting of Stockholders based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey T. Leeds	58,487,121	13,835,323	4,331,848
Scott S. Ingraham	58,562,788	13,759,656	4,331,848

Proposal Two: Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
76,571,308	78,674	4,310	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn Chief Executive Officer, President and Chairman
Date: June 5, 2015